                       AUSA LIFE INSURANCE COMPANY, INC.
                               SEPARATE ACCOUNT B

                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                    VANGUARD VARIABLE ANNUITY PLAN CONTRACT

                                   OFFERED BY
                       AUSA LIFE INSURANCE COMPANY, INC.
                           (A NEW YORK STOCK COMPANY)
                             ADMINISTRATIVE OFFICES
                             4 MANHATTANVILLE ROAD
                            PURCHASE, NEW YORK 10577

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity Plan Contract (the "Contract" or the "Group Contract") offered by AUSA Life Insurance Company, Inc. (the "Company"). You may obtain a copy of the Prospectus dated April 30, 1999 by calling 800-522-5555, or writing to Vanguard Variable Annuity Plan Center, P.O. Box 1103, Valley Forge, PA 19482-1103. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                     April 30, 1999; Revised July 14, 1999


TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

THE CONTRACT                                                               B-2
  Computation of Variable Annuity Income Payments                          B-2
  Exchanges                                                                B-3
  Joint Annuitant                                                          B-3
GENERAL MATTERS                                                            B-3
  Non-Participating                                                        B-3
  Misstatement of Age or Sex                                               B-3
  Assignment                                                               B-3
  Annuity Data                                                             B-3
  Annual Report                                                            B-4
  Incontestability                                                         B-4
  Ownership                                                                B-4
DISTRIBUTION OF THE CONTRACT                                               B-4
PERFORMANCE INFORMATION                                                    B-4
  Subaccount Inception Dates                                               B-4
  Portfolio Inception Dates                                                B-5
  Money Market Subaccount Yields                                           B-5
  30-Day Yield for Non-Money Market Subaccounts                            B-5
  Standardized Average Annual Total Return                                 B-6
ADDITIONAL PERFORMANCE MEASURES                                            B-8
  Non-Standardized Cumulative Total Return and Non-Standardized Average
    Annual Total Return                                                    B-8
  Non-Standardized Total Return Year-to-Date                               B-9
  Non-Standardized One Year Return                                         B-10
SAFEKEEPING OF ACCOUNT ASSETS                                              B-10
CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS                         B-10
THE COMPANY                                                                B-10
TAXES                                                                      B-11
STATE REGULATION OF THE COMPANY                                            B-11
RECORDS AND REPORTS                                                        B-12
LEGAL PROCEEDINGS                                                          B-12
OTHER INFORMATION                                                          B-12
FINANCIAL STATEMENTS                                                       B-12

                                  THE CONTRACT

  In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

  Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

  The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the Annuity Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the due date of the Annuity Payment.

  The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

  (a) the Annuity Unit value for the immediately preceding Business Day;

  (b) the Net Investment Factor for the day;

  (c) the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

  The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

  (a) any increase or decrease in the value of the Subaccount due to investment results;

  (b) a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate according to the following schedule:

                                                            Rate For
      Net Assets*                                           All Assets
      -----------                                           ----------

      Up to $2.5 Billion.......................................0.30%
      Over $2.5 Billion and Up To $5 Billion...................0.28%
      Over $5 Billion..........................................0.27%

___________

* Based on combined net assets of the Separate Account and Separate Account IV of Peoples Benefit Life Insurance Company.

  (c) a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.

  (d) an annual charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and on the last business day of each year.

   The Annuity Tables contained in the Contract are based on the 1983 Table "A" Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

Exchanges

  After the Annuity Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by written request, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. "Substantive" means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

  Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

  The Contract Owner may, in the Contract enrollment form or by written request at least 30 days prior to the Annuity Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company's underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

  The Annuity Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Annuity Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

                                GENERAL MATTERS

Non-Participating

  The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

  The Company may require proof of age and sex before making Annuity Payments. If the Annuitant's stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Purchase Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

  Any Nonqualified Contract may be assigned by the Contract Owner prior to the Annuity Date and during the Annuitant's lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

  The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

  Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Purchase Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

  This Contract is incontestable from the Contract Date, subject to the "Misstatement of Age or Sex" provision.

Ownership

  The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the enrollment form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner's Designated Beneficiary, if one has been designated by the Owner. If no Owner's Designated Beneficiary is designated or if no Owner's Designated Beneficiary is living, the Owner's Designated Beneficiary is the Owner's estate. From time to time the Company may require proof that the Owner is still living.

                          DISTRIBUTION OF THE CONTRACT

  The Vanguard Group, Inc. through its wholly-owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contracts. For these services, the Fund paid a fee of 0.02% of the Fund's average net assets for its 1998 fiscal year. This fee is guaranteed not to exceed 0.20% of the Fund's average month-end net assets. A complete description of these services is found in the section of the Fund's Prospectus entitled "The Portfolios and Vanguard" and in the Fund's Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is The Vanguard Variable Annuity Plan Center, 100 Vanguard Boulevard, Malvern, PA 19355.

                            PERFORMANCE INFORMATION

  Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners. The yield and total return performance information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc., on October 1, 1998. As of October 1, 1998, new individual variable annuity contracts no longer are offered for sale.

Subaccount Inception Dates

  Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: December 1, 1992 for the Money Market Subaccount; December 16, 1992 for the Equity Index Subaccount, the Balanced Subaccount, and the High-Grade Bond Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; and June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount. As of December 31, 1998, the Short-Term Corporate Subaccount, the Diversified Value Subaccount, the Mid-Cap Index Subaccount, and the REIT Index Subaccount had not commenced operations.

Portfolio Inception Dates

  Where applicable, the following Portfolio inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Portfolio and High-Grade Bond Portfolio; May 2, 1991 for the Money Market Portfolio; May 23, 1991 for the Balanced Portfolio; June 7, 1993 for the Equity Income Portfolio and the Growth Portfolio; June 3, 1994 for the International Portfolio; and June 3, 1996 for the High Yield Bond Portfolio and Small Company Growth Portfolio. As of December 31, 1998, the Short-Term Corporate Portfolio, the Diversified Value Portfolio, the Mid-Cap Index Portfolio, and the REIT Index Portfolio had not commenced operations.

Money Market Subaccount Yields

  Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the "base-period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7/, with the resulting yield figure carried to at least the nearest hundredth of one percent.

  Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return +1)365/7/] -1

  The yield of the Money Market Subaccount for the 7-day period ended December 31, 1998, was 4.71%.

30-Day Yield for Non-Money Market Subaccounts

  Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)/6/ -1]
                                      -----
                                      c x d

Where:

[a] equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]  equals the expenses accrued for the period (net of reimbursements)

[c]  equals the average daily number of Units outstanding during the period

[d] equals the maximum offering price per Accumulation Unit on the last day of the period

  Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

  The yield of each Subaccount for the 30-day period ended December 31, 1998, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

  High-Grade Bond Subaccount............................5.15%
  High Yield Bond Subaccount............................8.53%
  Short-Term Corporate Subaccount.......................---
  Balanced Subaccount...................................3.08%
  Diversified Value Subaccount..........................---
  Equity Income Subaccount..............................2.02%
  Equity Index Subaccount...............................0.81%
  Growth Subaccount.....................................0.22%
  Mid-Cap Index Subaccount..............................---
  REIT Index Subaccount.................................---
  Small Company Growth Subaccount.......................0.17%
  International Subaccount..............................---

Standardized Average Annual Total Return

  When advertising performance of the Subaccounts, the Company will show the "Standardized Average Annual Total Return," calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. The Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which is was not). After the Individual Contract's inception date, the calculations will reflect actual Accumulation Unit Values. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted on the last business day of the year for the following year, on a pro rata basis, from each of the Portfolios you have chosen.

  Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

                                P(1 + T)/n/ = ERV
Where:

(1)  [P] equals a hypothetical Initial Purchase Payment of $1,000

(2)  [T] equals an average annual total return

(3)  [n] equals the number of years

(4) [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof)

  The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 1998.


                                                                                          Since        Since
                                                                  Year    Year Ended   Subaccount    Portfolio
                                   1 year   3 years   5 years   to date     12/31/98   Inception*   Inception**
                                   ------   -------   -------   -------     --------   ----------   -----------
Money Market Subaccount..........    5.10%     5.04%     4.81%     5.10%        5.10%        4.38%         4.26%
High-Grade Bond Subaccount.......    8.17%     6.70%     6.66%     8.17%        8.17%        7.22%         7.56%
High Yield Bond Subaccount.......    3.62%      ---       ---      3.62%        3.62%        9.29%         9.29%
Short-Term Corporate Subaccount..     ---       ---       ---       ---          ---          ---           ---
Balanced Subaccount..............   11.61%    16.53%    15.55%    11.61%       11.61%       15.61%        13.75%
Diversified Value Subaccount.....     ---       ---       ---       ---          ---          ---           ---
Equity Income Subaccount.........   17.15%    22.78%    20.21%    17.15%       17.15%       18.99%        18.99%
Equity Index Subaccount..........   28.19%    27.60%    23.34%    28.19%       28.19%       21.42%        18.78%
Growth Subaccount................   40.19%    30.69%    26.07%    40.19%       40.19%       24.35%        24.35%
Mid-Cap Index Subaccount.........     ---       ---       ---       ---          ---          ---           ---
REIT Index Subaccount............     ---       ---       ---       ---          ---          ---           ---
Small Company Growth Subaccount..    7.48%      ---       ---      7.48%        7.48%        6.59%         6.59%
International Subaccount.........   18.35%    11.57%      ---     18.35%       18.35%       11.12%        11.12%

_____________
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

**Refer to "Portfolio Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

                                      Month-   Quarter-   6 Months-
                                     to-date    to-date    to-date
                                     --------  ---------  ----------

  Money Market Subaccount..........     0.40%      1.21%       2.50%
  High-Grade Bond Subaccount.......     0.33%      0.23%       4.32%
  High Yield Bond Subaccount.......     0.00%      2.44%      -0.42%
  Short-Term Corporate Subaccount..      ---        ---         ---
  Balanced Subaccount..............    -0.01%      7.36%       2.74%
  Diversified Value Subaccount.....      ---        ---         ---
  Equity Income Subaccount.........     1.83%     12.08%       7.77%
  Equity Index Subaccount..........     5.77%     21.30%       9.17%
  Growth Subaccount................     8.60%     24.80%      13.25%
  Mid-Cap Index Subaccount.........      ---        ---         ---
  REIT Index Subaccount............      ---        ---         ---
  Small Company Growth Subaccount..     8.60%     23.97%       3.90%
  International Subaccount.........     3.50%     17.72%       3.56%

  All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

  Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

  Reports and marketing materials may, from time to time, include information concerning the rating of AUSA Life Insurance Company, Inc. as determined by A.M. Best, Moody's, Standard & Poor's or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                        ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

  The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which it was not). After the Individual Contract's inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

                    Non-Standardized Cumulative Total Return
                           For Period Ending 12/31/98

                                                                                Since        Since
                                      Month-   Quarter-   6 Month-    One    Subaccount    Portfolio
                                     to-date    to-date    to-date    Year   Inception*   Inception**
                                     --------  ---------  ---------  ------  -----------  ------------
  Money Market Subaccount..........     0.40%      1.21%      2.51%   5.11%       30.03%        38.09%
  High-Grade Bond Subaccount.......     0.33%      0.24%      4.32%   8.18%       52.72%        75.46%
  High Yield Bond Subaccount.......     0.00%      2.44%     -0.42%   3.63%       25.76%        25.76%
  Short-Term Corporate Subaccount..      ---        ---        ---     ---          ---           ---
  Balanced Subaccount..............    -0.01%      7.36%      2.74%  11.62%      140.84%       167.29%
  Diversified Value Subaccount.....      ---        ---        ---     ---          ---           ---
  Equity Income Subaccount.........     1.83%     12.08%      7.78%  17.16%      163.65%       163.65%
  Equity Index Subaccount..........     5.77%     21.31%      9.17%  28.21%      223.95%       275.65%
  Growth Subaccount................     8.60%     24.80%     13.26%  40.20%      236.97%       236.97%
  Mid-Cap Index Subaccount.........      ---        ---        ---     ---          ---           ---
  REIT Index Subaccount............      ---        ---        ---     ---          ---           ---
  Small Company Growth Subaccount..     8.60%     23.98%      3.91%   7.49%       17.92%        17.92%
  International Subaccount.........     3.50%     17.72%      3.56%  18.36%       62.26%        62.26%

_____________
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

**Refer to "Portfolio Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

                 Non-Standardized Average Annual Total Returns
                           For Period Ending 12/31/98

                                                                   Since        Since
                                         One    Three    Five   Subaccount    Portfolio
                                        Year     Year    Year   Inception*   Inception**
                                       -------  ------  ------  -----------  ------------

  Money Market Subaccount............    5.11%   5.06%   4.83%      4.41%        4.30%
  High-Grade Bond Subaccount.........    8.18%   6.72%   6.69%      7.26%        7.60%
  High Yield Bond Subaccount.........    3.63%    ---     ---       9.30%        9.30%
  Short-Term Corporate Subaccount....     ---     ---     ---        ---          ---
  Balanced Subaccount................   11.62%  16.55%  15.58%     15.65%       13.79%
  Diversified Value Subaccount.......     ---     ---     ---        ---          ---
  Equity Income Subaccount...........   17.16%  22.79%  20.24%     19.02%       19.02%
  Equity Index Subaccount............   28.21%  27.62%  23.37%     21.47%       18.82%
  Growth Subaccount..................   40.20%  30.71%  26.10%     24.39%       24.39%
  Mid-Cap Index Subaccount...........     ---     ---     ---        ---          ---
  REIT Index Subaccount..............     ---     ---     ---        ---          ---
  Small Company Growth Suba..........    7.49%    ---     ---       6.61%        6.61%
  International Subaccount...........   18.36%  11.59%    ---      11.15%       11.15%

_____________
*Refer to "Subaccount Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.

**Refer to "Portfolio Inception Dates" under the "PERFORMANCE INFORMATION" section of this Statement of Additional Information.


Non-Standardized Total Return Year-to-Date

  The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

                                                    Total Return YTD
                                                     as of 12/31/98
                                                     --------------

  Money Market Subaccount...........................      5.11%
  High-Grade Bond Subaccount........................      8.18%
  High Yield Bond Subaccount........................      3.63%
  Short-Term Corporate Subaccount...................        ---
  Balanced Subaccount...............................     11.62%
  Diversified Value Subaccount......................        ---
  Equity Income Subaccount..........................     17.16%
  Equity Index Subaccount...........................     28.21%

  Growth Subaccount.................................     40.20%
  Mid-Cap Index Subaccount..........................        ---
  REIT Index Subaccount.............................        ---
  Small Company Growth Subaccount...................      7.49%
  International Subaccount..........................     18.36%

Non Standardized One Year Return

  The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.


                                      1998    1997    1996    1995    1994    1993
                                     ------  ------  ------  ------  ------  ------
  Money Market Subaccount..........   5.11%   5.10%   4.97%   5.34%   3.66%   2.47%
  High-Grade Bond Subaccount.......   8.18%   8.98%   3.08%  17.47%  -3.19%   8.92%
  High Yield Bond Subaccount.......   3.63%  11.63%    ---     ---     ---     ---
  Short-Term Corporate Subaccount..    ---     ---     ---     ---     ---     ---
  Balanced Subaccount..............  11.62%  22.60%  15.68%  31.76%  -1.13%  12.56%
  Diversified Value Subaccount.....    ---     ---     ---     ---     ---     ---
  Equity Income Subaccount.........  17.16%  33.78%  18.13%  38.19%  -1.76%    ---
  Equity Index Subaccount..........  28.21%  32.59%  22.27%  36.67%   0.61%   9.18%
  Growth Subaccount................  40.20%  26.12%  26.29%  37.62%   3.74%    ---
  Mid-Cap Index Subaccount.........    ---     ---     ---     ---     ---     ---
  REIT Index Subaccount............    ---     ---     ---     ---     ---     ---
  Small Company Growth Subaccount..   7.49%  12.80%    ---     ---     ---     ---
  International Subaccount.........  18.36%   2.92%  14.05%  15.31%    ---     ---

                         SAFEKEEPING OF ACCOUNT ASSETS

  Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company's general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

               CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

  The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

                                  THE COMPANY

  On October 1, 1998, First Providian Life & Health Insurance Company ("First Providian") merged with and into the Company. First Providian was a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970. Upon the merger, First Providian's existence ceased and the Company became the surviving company under the name AUSA Life Insurance Company, Inc. As a result of the merger, the Separate Account became a separate account of the Company. All of the Contracts issued by First Providian before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts. In approving the merger on May 26, 1998, and May 29, 1998, respectively, the boards of directors of the Company and First Providian determined that the merger of two financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of the Contract Owners. On May 26, 1998, 100% of the stockholders of the Company voted to approve the merger, and on May 29, 1998, 100% of the stockholders of First Providian voted to approve the merger. In addition, the New York Insurance Department has approved the merger.

  The Company is a direct subsidiary of First AUSA Life Insurance Company and Veterans Life Insurance Company, which, respectively, have 82.33% and 17.67% interests in the Company. Veterans Life Insurance Company is a wholly owned subsidiary of Peoples Benefit Life Insurance Company ("Peoples Benefit"), which in turn is a direct subsidiary of Monumental Life Insurance Company, Capital Liberty, L.P., and Commonwealth General Corporation, which, respectively, have 76.3%, 20%, and 3.7% interests in Peoples Benefit. Monumental Life Insurance Company is a direct subsidiary of Capital General Development Corporation and First AUSA Life Insurance Company, which, respectively, have 73.23% and 26.77% interests in Monumental Life Insurance Company. Monumental Life Insurance Company and Commonwealth General Corporation have, respectively, 99% and 1% interests in Capital Liberty, L.P. Commonwealth General Corporation is a wholly owned subsidiary of AEGON USA, Inc. Capital General Development Corporation is a wholly owned subsidiary of Commonwealth General Corporation. First AUSA Life Insurance Company is a wholly owned subsidiary of AEGON USA, Inc.

  The Company is a wholly-owned indirect subsidiary of AEGON USA, Inc., which in turn is wholly owned by AEGON U.S. Holding Corporation, a wholly owned subsidiary of AEGON International N.V. AEGON International N.V. is a wholly owned subsidiary of AEGON N.V. Vereniging AEGON (a Netherlands membership association) has a 53.63% interest in AEGON N.V.

                                     TAXES

  The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

  Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, the Company may make charges for such taxes. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

   The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

                        STATE REGULATION OF THE COMPANY

  The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company's contract liabilities and reserves so that the Department may determine if the items are correct. The Company's books and accounts are subject to review by the Department of Insurance at all times. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                              RECORDS AND REPORTS

  All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                               OTHER INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                              FINANCIAL STATEMENTS

  The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Plan Contract Owners for the year ended December 31, 1998, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information.

  The audited statutory-basis financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, including the Report of Independent Auditors thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Plan Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.